                                                                    EXHIBIT 3.16

                              ARTICLES [ILLEGIBLE]

Executed by the undersigned for the purpose of forming a Wisconsin corporation under the "Wisconsin Business Law", Chapter 180 of the Wisconsin Statutes:

     Article 1. The name of the corporation is      BETZDORF CHAIN COMPANY INC.

     Article 2. The period of existence shall be    PERPETUAL

     Article 3. The purposes shall be               TO ENGAGE IN ANY LAWFUL
   ACTIVITY WITHIN THE PURPOSES FOR WHICH CORPORATIONS MAY BE ORGANIZED UNDER THE WISCONSIN BUSINESS CORPORATION LAW, CHAPTER 180 OF THE WISCONSIN STATUTES.

     Article 4. The number of shares which it shall have authority to issue, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is:

              Series            Number of             Par value per share or statement
Class        (if any)            Shares               that shares are without par value
   Common                         100                         $1.00 par value

     Article 5. The preferences, limitation, designation, and relative rights of each class or series of stock. are

     NONE

     Article 6. Address of initial registered office is THE COMPLETE ADDRESS, INCLUDING
               STREET AND NUMBER, IF ASSIGNED,
               AND THE ZIP CODE, MUST BE STATED.

     4701 WEST GREENFIELD AVENUE
     MILWAUKEE, WI 53214

     Article 7. Name of initial registered agent at such address is

     IRENE E. BIALAS

See Instructions and suggestions
          on Page 4

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     Article 8. The number of directors constituting the board of directors shall be fixed by by-law
OR

     Article 10. (Other provisions)

              NONE

     Article 11. These articles may be amended in the manner authorized by law at the time of amendment
                 (SEE INSTRUCTION N)

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     Article 12. The name and address of incorporator (or incorporators) are

             NAME                                      ADDRESS
                                     Street & Number, city, state and ZIP Code)

     IRENE E. BIALAS                      2432 W. GREENFIELD AVENUE
---------------------------------   --------------------------------------------
                                            MILWAUKEE, WI 53204
---------------------------------   --------------------------------------------

---------------------------------   --------------------------------------------

---------------------------------   --------------------------------------------

     Executed in duplicate on the 21 day of FEBRUARY, 1980

                                        /s/ Irene E. Bialas
                                        ---------------------------------
                                        IRENE E. BIALAS

                                        ---------------------------------
                 [ILLEGIBLE]         (
                  SIGN HERE          (  ---------------------------------
                                     (
                                     (  ---------------------------------

================================================================================
                STATE OF WISCONSIN )
                                   ) ss
      COUNTY OF  MILWAUKEE         )

[ILLEGIBLE] 21st DAY OF FEBRUARY, ?? 1980
[ILLEGIBLE]  IRENE E. BIALAS
           -------------------------------------------------------------

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------------------------------------------------------------------------
______________________________________________________________________________

to me known to be the person(s) who executed the foregoing instrument, and acknowledged the same.

                             /s/ Kathleen A. Hayes
                        -----------------------------
                              NOTARY PUBLIC
                            KATHLEEN A. HAYES                   [NOTARIAL SEAL]
                        MY COMMISSION EXPIRES 10/30/83

================================================================================

                          This document was drafted by

                                IRENE E. BIALAS, Attorney
                       ----------------------------------
                                 [ILLEGIBLE]

                                 [ILLEGIBLE]

                                See instruction ??
================================================================================

                    READ THE INSTRUCTIONS ON THE REVERSE SIDE
                   AND PLEASE FILL OUT THE RETURN ADDRESS BOX